CERTIFICATION PURSUANT TO
                         18 U.S.C. Section 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



 In connection with the Quarterly Report on Form 10-QSB of Synergistics, Inc. (the "Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned President and Treasurer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/_DAVID S. LONGWORTH___                              /s/_James French_______
 President                                              Treasurer


 Date:  August 9,2002                                   Date:  August 9, 2002